                                                        Exhibit 99.6
================================================================================
                                                        Monthly Operating Report
-----------------------------------------
CASE  NAME: OK Turbines, Inc.                          ACCRUAL BASIS
-----------------------------------------
-----------------------------------------
CASE  NUMBER: 400-42146-BJH-11                          02/13/95, RWD, 2/96
-----------------------------------------
-----------------------------------------
JUDGE:  Barbara J. Houser
-----------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ Drew Keith                                     Chief Financial Officer
-------------------------------------------        -----------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                 TITLE

Drew Keith                                                1/22/2002
-------------------------------------------        -----------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE

PREPARER:

/s/ Jessica L. Wilson                              Chief Accounting Officer
-------------------------------------------        -----------------------
ORIGINAL  SIGNATURE  OF  PREPARER                            TITLE

Jessica L. Wilson                                          1/22/2002
-------------------------------------------         -----------------------
PRINTED NAME OF PREPARER                                      DATE

================================================================================

================================================================================
                                                        Monthly Operating Report
  -------------------------------------------
  CASE  NAME: OK Turbines, Inc.                                 ACCRUAL BASIS-1
  -------------------------------------------

  -------------------------------------------
  CASE  NUMBER: 400-42146-BJH-11                        02/13/95, RWD, 2/96
  -------------------------------------------


  COMPARATIVE  BALANCE  SHEET

  -------------------------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE               MONTH             MONTH                       MONTH
                                                                      -----------------------------------------------------------
  ASSETS                                           AMOUNT             October 2001      November 2001               December 2001
  -------------------------------------------------------------------------------------------------------------------------------

  1.        UNRESTRICTED  CASH                    $    299,835       $      189,658    $      176,806             $        11,207
  -------------------------------------------------------------------------------------------------------------------------------
  2.        RESTRICTED  CASH                      $          0       $            0                $0             $             0
  -------------------------------------------------------------------------------------------------------------------------------
  3.        TOTAL  CASH                           $    299,835       $      189,658    $      176,806             $        11,207
  -------------------------------------------------------------------------------------------------------------------------------
  4.        ACCOUNTS  RECEIVABLE  (NET)           $    569,077       $      648,478    $      461,241             $       436,349
  -------------------------------------------------------------------------------------------------------------------------------
  5.        INVENTORY                             $  4,135,448       $    4,505,463    $    4,407,855             $             0
  -------------------------------------------------------------------------------------------------------------------------------
  6.        NOTES  RECEIVABLE                     $          0       $            0    $            0             $             0
  -------------------------------------------------------------------------------------------------------------------------------
  7.        PREPAID  EXPENSES                     $          0       $            0    $            0             $             0
  -------------------------------------------------------------------------------------------------------------------------------
  8.        OTHER  (ATTACH  LIST)                 $     30,000            ($369,168)        ($228,377)            $     2,439,899
  -------------------------------------------------------------------------------------------------------------------------------
  9.        TOTAL  CURRENT  ASSETS                $  5,034,360       $    4,974,431    $    4,817,525             $     2,887,455
  -------------------------------------------------------------------------------------------------------------------------------
  10.       PROPERTY,  PLANT  &  EQUIPMENT        $    474,012       $      612,929    $      612,929             $             0
  -------------------------------------------------------------------------------------------------------------------------------
  11.       LESS:  ACCUMULATED
            DEPRECIATION / DEPLETION              $          0       $      169,565    $      174,005             $             0
  -------------------------------------------------------------------------------------------------------------------------------
  12.       NET  PROPERTY,  PLANT  &
            EQUIPMENT                             $    474,012       $      443,364    $      438,924             $             0
  -------------------------------------------------------------------------------------------------------------------------------
  13.       DUE FROM INSIDERS                     $          0       $            0    $            0             $             0
  -------------------------------------------------------------------------------------------------------------------------------
  14.       OTHER  ASSETS  -  NET  OF
            AMORTIZATION  (ATTACH  LIST)          $          0       $            0    $            0             $             0
  -------------------------------------------------------------------------------------------------------------------------------
  15.       OTHER (ATTACH LIST)                   $          0       $            0    $            0             $             0
  -------------------------------------------------------------------------------------------------------------------------------
  16.       TOTAL ASSETS                          $  5,508,372       $    5,417,795    $    5,256,449             $     2,887,455
  -------------------------------------------------------------------------------------------------------------------------------
  POSTPETITION  LIABILITIES
  -------------------------------------------------------------------------------------------------------------------------------
  17.       ACCOUNTS  PAYABLE                                        $       30,787    $       31,834             $         5,000
  -------------------------------------------------------------------------------------------------------------------------------
  18.       TAXES  PAYABLE                                           $        7,883    $        7,874             $         7,874
  -------------------------------------------------------------------------------------------------------------------------------
  19.       NOTES  PAYABLE                                           $            0    $            0             $             0
  -------------------------------------------------------------------------------------------------------------------------------
  20.       PROFESSIONAL  FEES                                       $            0    $            0             $             0
  -------------------------------------------------------------------------------------------------------------------------------
  21.       SECURED  DEBT                                            $            0    $            0             $             0
  -------------------------------------------------------------------------------------------------------------------------------
  22.       OTHER  (ATTACH  LIST)                                    $            0    $            0             $             0
  -------------------------------------------------------------------------------------------------------------------------------
  23.       TOTAL  POSTPETITION
            LIABILITIES                                              $       38,670    $       39,708             $        12,874
  -------------------------------------------------------------------------------------------------------------------------------
  PREPETITION  LIABILITIES
  -------------------------------------------------------------------------------------------------------------------------------
  24.       SECURED  DEBT                         $          0       $            0    $            0             $             0
  -------------------------------------------------------------------------------------------------------------------------------
  25.       PRIORITY  DEBT                        $     28,268       $            0    $            0             $             0
  -------------------------------------------------------------------------------------------------------------------------------
  26.       UNSECURED  DEBT                       $    493,554       $      522,197    $      522,197             $       522,197
  -------------------------------------------------------------------------------------------------------------------------------
  27.       OTHER (ATTACH LIST)                   $          0       $            0    $            0             $             0
  -------------------------------------------------------------------------------------------------------------------------------
  28.       TOTAL  PREPETITION  LIABILITIES       $    521,822       $      522,197    $      522,197             $       522,197
  -------------------------------------------------------------------------------------------------------------------------------
  29.       TOTAL LIABILITIES                     $    521,822       $      560,867    $      561,905             $       535,071
  -------------------------------------------------------------------------------------------------------------------------------
  EQUITY
  -------------------------------------------------------------------------------------------------------------------------------
  30.       PREPETITION  OWNERS'  EQUITY                             $    3,790,619    $    3,790,619             $     3,790,619
  -------------------------------------------------------------------------------------------------------------------------------
  31.       POSTPETITION  CUMULATIVE
            PROFIT  OR  (LOSS)                                       $    1,066,309    $      903,925                 ($1,438,235)
  -------------------------------------------------------------------------------------------------------------------------------
  32.       DIRECT  CHARGES  TO  EQUITY
            (ATTACH  EXPLANATION)
  -------------------------------------------------------------------------------------------------------------------------------
  33.       TOTAL  EQUITY                         $          0       $    4,856,928    $    4,694,544             $    $2,352,384
  -------------------------------------------------------------------------------------------------------------------------------
  34.       TOTAL  LIABILITIES  &
            OWNERS'  EQUITY                       $    521,822       $    5,417,795    $    5,256,449             $    $2,887,455
  -------------------------------------------------------------------------------------------------------------------------------

================================================================================

                                                   Monthly Operating Report
---------------------------------------
CASE NAME: OK Turbines, Inc.                  ACCRUAL BASIS-2
---------------------------------------
CASE  NUMBER: 400-42146-BJH-11                    02/13/95, RWD, 2/96
---------------------------------------

----------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
                                                   MONTH                MONTH                    MONTH                QUARTER
                                            ---------------------------------------------------------------------
REVENUES                                        October 2001         November 2001           December 2001             TOTAL
----------------------------------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                               $   366,527          $   163,437             $    77,318           $   607,282
----------------------------------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                    $         0          $         0             $         0           $         0
----------------------------------------------------------------------------------------------------------------------------------
3.  NET REVENUE                                  $   366,527          $   163,437             $    77,318           $   607,282
----------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------------------------
4.  MATERIAL                                     $   162,349          $   239,402             $   113,115           $   514,866
----------------------------------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                 $    42,173          $    34,417             $    16,063           $    92,653
----------------------------------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                              $     6,329          $     4,146             $     2,786           $    13,261
----------------------------------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                     $   210,851          $   277,965             $   131,964           $   620,780
----------------------------------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                                 $   155,676          ($  114,528)            ($   54,646)          ($   13,498)
----------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION                 $     4,615          $     6,923             $     4,154           $    15,692
----------------------------------------------------------------------------------------------------------------------------------
10 .SELLING & MARKETING                          $       268          $       747             $         0           $     1,015
----------------------------------------------------------------------------------------------------------------------------------
11 .GENERAL & ADMINISTRATIVE                     $    23,044          $    30,419             $    17,634           $    71,097
----------------------------------------------------------------------------------------------------------------------------------
12. RENT & LEASE                                 $     3,056          $     2,881             $     3,005           $     8,942
----------------------------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                          $     2,022          $     2,548             $         0           $     4,570
----------------------------------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                     $    33,005          $    43,518             $    24,793           $   101,316
----------------------------------------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                             $   122,671          ($  158,046)            ($   79,439)          ($  114,814)
----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)             $         0          $         0             $         0           $         0
----------------------------------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)            $         0          $         0             $         0           $         0
----------------------------------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                             $         0          $         0             $         0           $         0
----------------------------------------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION                       $     4,438          $     4,438             $     2,219           $    11,095
----------------------------------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                 $         0          $         0             $         0           $         0
----------------------------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                          $         0          $         0             $ 2,255,502           $ 2,255,502
----------------------------------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                  $     4,438          $     4,438             $ 2,257,721           $ 2,266,597
----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                            $         0          $         0             $         0           $         0
----------------------------------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                            $         0          $         0             $     5,000           $     5,000
----------------------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                          $         0          $         0             $         0           $         0
----------------------------------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                $         0          $         0             $     5,000           $     5,000
----------------------------------------------------------------------------------------------------------------------------------
27. INCOME TAX                                   $         0          $         0             $         0           $         0
----------------------------------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                            $   118,233          ($  162,484)            ($2,342,160)          ($2,386,411)
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

---------------------------------------
CASE NAME: OK Turbines, Inc.                    ACCRUAL BASIS-3
---------------------------------------

---------------------------------------
CASE NUMBER: 400-42146-BJH-11                        02/13/95, RWD, 2/96
---------------------------------------

------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                    MONTH               MONTH                MONTH          QUARTER
DISBURSEMENTS                                     October 2001        November 2001       December 2001       TOTAL
------------------------------------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH                       $   438,270        $   189,658          $   176,690       $   438,270
------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                    $         0        $         0          $         0       $         0
------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------------------------
3.  PREPETITION                                   $         0        $         0          $         0       $         0
------------------------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                  $   306,190        $   358,746          $   134,302       $   799,238
------------------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                      $   306,190        $   358,746          $   134,302       $   799,238
------------------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)                $         0        $         0          $         0       $         0
------------------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                                $         0        $         0          $         0       $         0
------------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                           $       340        $       950          $        22       $     1,312
------------------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                  $       340        $       950          $        22       $     1,312
------------------------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                                $   306,530        $   359,696          $   134,324       $   800,550
------------------------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                          $   744,800        $   549,354          $   311,014       $ 1,238,820
------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                   $         0        $         0          $    87,445       $    87,445
------------------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                            $         0        $         0          $     6,638       $     6,638
------------------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                 $         0        $        10          $         0       $        10
------------------------------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES                         $     2,706        $     2,866          $     3,011       $     8,583
------------------------------------------------------------------------------------------------------------------------
16. UTILITIES                                     $     2,783        $     3,741          $     4,254       $    10,778
------------------------------------------------------------------------------------------------------------------------
17. INSURANCE                                     $         0        $         0          $         0       $         0
------------------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                           $    92,691        $    96,551          $     9,659       $   198,901
------------------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                              $         0        $         0          $         0       $         0
------------------------------------------------------------------------------------------------------------------------
20. TRAVEL                                        $         0        $         0          $         0       $         0
------------------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                 $       106        $       191          $         0       $       297
------------------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                         $    33,776        $    43,018          $    28,648       $   105,442
------------------------------------------------------------------------------------------------------------------------
23. SUPPLIES                                      $     2,475        $     1,204          $        78       $     3,757
------------------------------------------------------------------------------------------------------------------------
24. ADVERTISING                                   $       499        $     2,154          $     1,688       $     4,341
------------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                           $   416,356        $   222,813          $   158,386       $   797,555
------------------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS                 $   551,392        $   372,548          $   299,807       $ 1,223,747
------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
------------------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                             $         0        $         0          $         0       $         0
------------------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                             $     3,750        $         0          $         0       $     3,750
------------------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                           $         0        $         0          $         0       $         0
------------------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES                 $     3,750        $         0          $         0       $     3,750
------------------------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                           $   555,142        $   372,548          $   299,807       $ 1,227,497
------------------------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                                   ($248,612)          ($12,852)           ($165,483)        ($426,947)
------------------------------------------------------------------------------------------------------------------------
33. CASH-END OF MONTH                             $   189,658        $   176,806          $    11,207       $    11,323
------------------------------------------------------------------------------------------------------------------------
==========================================================================================================================

-------------------------------------------------------------------------------
                                                       Monthly Operating Report
    ---------------------------------------
    CASE  NAME: OK Turbines, Inc.                   ACCRUAL BASIS-4
    ---------------------------------------

    ---------------------------------------
    CASE  NUMBER: 400-42146-BJH-11                     02/13/95, RWD, 2/96
    ---------------------------------------

    -----------------------------------------------------------------------------------------------------------------------
                                                          SCHEDULE        MONTH             MONTH             MONTH
    ACCOUNTS  RECEIVABLE  AGING                            AMOUNT      October 2001     November 2001     December 2001
    -----------------------------------------------------------------------------------------------------------------------
    1.     0-30                                                         $  260,102       $   145,933        $ 106,016
    -----------------------------------------------------------------------------------------------------------------------
    2.     31-60                                                        $  149,377       $    98,225        $  97,139
    -----------------------------------------------------------------------------------------------------------------------
    3.     61-90                                                        $   52,355       $    39,068        $  53,827
    -----------------------------------------------------------------------------------------------------------------------
    4.     91+                                                          $  186,644       $   178,015        $ 179,367
    -----------------------------------------------------------------------------------------------------------------------
    5.     TOTAL ACCOUNTS RECEIVABLE                        $   0       $  648,478       $   461,241        $ 436,349
    -----------------------------------------------------------------------------------------------------------------------
    6.     AMOUNT CONSIDERED UNCOLLECTIBLE                              $        0       $         0        $       0
    -----------------------------------------------------------------------------------------------------------------------
    7.     ACCOUNTS  RECEIVABLE  (NET)                      $   0       $  648,478       $   461,241        $ 436,349
    -----------------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------
    AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH: December 2001
                                                                                     -------------
    -----------------------------------------------------------------------------------------------------------------------
                                             0-30         31-60            61-90             91+
    TAXES PAYABLE                            DAYS         DAYS             DAYS              DAYS                TOTAL
    -----------------------------------------------------------------------------------------------------------------------
    1.     FEDERAL                          $     0       $     0       $        0       $         0        $       0
    -----------------------------------------------------------------------------------------------------------------------
    2.     STATE                            $ 7,874       $     0       $        0       $         0        $   7,874
    -----------------------------------------------------------------------------------------------------------------------
    3.     LOCAL                            $     0       $     0       $        0       $         0        $       0
    -----------------------------------------------------------------------------------------------------------------------
    4.     OTHER (ATTACH LIST)              $     0       $     0       $        0       $         0        $       0
    -----------------------------------------------------------------------------------------------------------------------
    5.     TOTAL TAXES PAYABLE              $ 7,874       $     0       $        0       $         0        $   7,874
    -----------------------------------------------------------------------------------------------------------------------
    6.     ACCOUNTS PAYABLE                 $ 5,000       $     0       $        0       $         0        $   5,000
    -----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------
    STATUS OF POSTPETITION TAXES                                       MONTH: December 2001
                                                                              -----------------
    -----------------------------------------------------------------------------------------------------------------------
                                                          BEGINNING      AMOUNT                             ENDING
                                                             TAX       WITHHELD AND/       AMOUNT            TAX
    FEDERAL                                               LIABILITY*    0R ACCRUED          PAID           LIABILITY
    -----------------------------------------------------------------------------------------------------------------------
    1.     WITHHOLDING**                                  $     0       $        0       $         0        $       0
    -----------------------------------------------------------------------------------------------------------------------
    2.     FICA-EMPLOYEE**                                $     0       $        0       $         0        $       0
    -----------------------------------------------------------------------------------------------------------------------
    3.     FICA-EMPLOYER**                                $     0       $        0       $         0        $       0
    -----------------------------------------------------------------------------------------------------------------------
    4.     UNEMPLOYMENT                                   $     0       $        0       $         0        $       0
    -----------------------------------------------------------------------------------------------------------------------
    5.     INCOME                                         $     0       $        0       $         0        $       0
    -----------------------------------------------------------------------------------------------------------------------
    6.     OTHER (ATTACH LIST)                            $     0       $        0       $         0        $       0
    -----------------------------------------------------------------------------------------------------------------------
    7.     TOTAL FEDERAL TAXES                            $     0       $        0       $         0        $       0
    -----------------------------------------------------------------------------------------------------------------------
    STATE AND LOCAL
    -----------------------------------------------------------------------------------------------------------------------
    8.     WITHHOLDING                                    $     0       $        0       $         0        $       0
    -----------------------------------------------------------------------------------------------------------------------
    9.     SALES                                          $ 7,871       $       13       $        10        $   7,874
    -----------------------------------------------------------------------------------------------------------------------
    10.    EXCISE                                         $     0       $        0       $         0        $       0
    -----------------------------------------------------------------------------------------------------------------------
    11.    UNEMPLOYMENT                                   $     0       $        0       $         0        $       0
    -----------------------------------------------------------------------------------------------------------------------
    12.    REAL PROPERTY                                  $     0       $        0       $         0        $       0
    -----------------------------------------------------------------------------------------------------------------------
    13.    PERSONAL PROPERTY                              $     0       $        0       $         0        $       0
    -----------------------------------------------------------------------------------------------------------------------
    14.    OTHER(ATTACH LIST)                             $     0       $        0       $         0        $       0
    -----------------------------------------------------------------------------------------------------------------------
    15.    TOTAL STATE & LOCAL                            $ 7,871       $       13       $        10        $   7,874
    -----------------------------------------------------------------------------------------------------------------------
    16.    TOTAL TAXES                                    $ 7,871       $       13       $        10        $   7,874
    -----------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

     -------------------------------------------------------------------------
                                                      Monthly Operating Report

     --------------------------------------------
     CASE  NAME: OK Turbines, Inc.                     ACCRUAL BASIS-5
     --------------------------------------------

     --------------------------------------------
     CASE  NUMBER: 400-42146-BJH-11                       02/13/95, RWD, 2/96
     --------------------------------------------

     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH:  December 2001
                                                                 -------------
     --------------------------------------------
     BANK RECONCILIATIONS                               Account #1         Account #2            Account #3
     ------------------------------------------------------------------------------------------------------------------------
     A.     BANK:                                         Bank of America     Bank of America      Bank of America
     ------------------------------------------------------------------------------------------------------------------------
     B.     ACCOUNT  NUMBER:                            15819-20089         00127-09156          00129-09155        TOTAL
     ------------------------------------------------------------------------------------------------------------------------
     C.     PURPOSE  (TYPE):                             Operating           Payroll             Operating
     ------------------------------------------------------------------------------------------------------------------------
     1.     BALANCE  PER  BANK  STATEMENT                $    11,972        $     0                $    0         $  11,972
     ------------------------------------------------------------------------------------------------------------------------
     2.     ADD:  TOTAL  DEPOSITS  NOT  CREDITED         $         0        $     0                $    0         $       0
     ------------------------------------------------------------------------------------------------------------------------
     3.     SUBTRACT:  OUTSTANDING  CHECKS               $       765        $     0                $    0         $     765
     ------------------------------------------------------------------------------------------------------------------------
     4.     OTHER  RECONCILING  ITEMS                    $         0        $     0                $    0         $       0
     ------------------------------------------------------------------------------------------------------------------------
     5.     MONTH  END  BALANCE  PER  BOOKS              $    11,207        $     0                $    0         $  11,207
     ------------------------------------------------------------------------------------------------------------------------
     6.     NUMBER  OF  LAST  CHECK  WRITTEN                    7039       Account closed       Account closed
     ------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------
     INVESTMENT ACCOUNTS
     --------------------------------------------
                                                       DATE OF           TYPE OF             PURCHASE          CURRENT
     BANK,  ACCOUNT  NAME  &  NUMBER                   PURCHASE         INSTRUMENT            PRICE             VALUE
     ------------------------------------------------------------------------------------------------------------------------
     7.     N/A
     ------------------------------------------------------------------------------------------------------------------------
     8.     N/A
     ------------------------------------------------------------------------------------------------------------------------
     9.     N/A
     ------------------------------------------------------------------------------------------------------------------------
     10.    N/A
     ------------------------------------------------------------------------------------------------------------------------
     11.    TOTAL INVESTMENTS                                                                      $    0         $       0
     ------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------
     CASH
     ------------------------------------------------------------------------------------------------------------------------
     12.    CURRENCY ON HAND                                                                                      $       0
     ------------------------------------------------------------------------------------------------------------------------
     13.    TOTAL CASH - END  OF MONTH                                                                            $  11,207
     ------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

  ------------------------------------------
  CASE  NAME: OK Turbines, Inc.                ACCRUAL BASIS-6
  ------------------------------------------
  CASE  NUMBER: 400-42146-BJH-11                    02/13/95, RWD, 2/96
  ------------------------------------------
                                            MONTH:  December 2001

  ------------------------------------------
  PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
  ------------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31)
  (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  -------------------------------------------------------------
                            INSIDERS
  -------------------------------------------------------------
                           TYPE OF      AMOUNT       TOTAL PAID
            NAME           PAYMENT       PAID         TO DATE
  -------------------------------------------------------------
  1.     GREGG NIMMO     Reimbursment   $     0      $   34,674
  -------------------------------------------------------------
  2.     GREGG NIMMO     Salary         $ 4,154      $  120,979
  -------------------------------------------------------------
  3.
  -------------------------------------------------------------
  4.
  -------------------------------------------------------------
  5.
  -------------------------------------------------------------
  6.     TOTAL  PAYMENTS
         TO  INSIDERS                   $ 4,154      $  155,653
  -------------------------------------------------------------

  ----------------------------------------------------------------------------------------------------------------------------------
                                                              PROFESSIONALS
  ----------------------------------------------------------------------------------------------------------------------------------
                                        DATE OF COURT                                                                       TOTAL
                                      ORDER AUTHORIZING           AMOUNT              AMOUNT             TOTAL PAID       INCURRED
                       NAME                PAYMENT               APPROVED              PAID               TO DATE         & UNPAID *
  ----------------------------------------------------------------------------------------------------------------------------------

  1.     N/A
  ----------------------------------------------------------------------------------------------------------------------------------
  2.     N/A
  ----------------------------------------------------------------------------------------------------------------------------------
  3.     N/A
  ----------------------------------------------------------------------------------------------------------------------------------
  4.     N/A
  ----------------------------------------------------------------------------------------------------------------------------------
  5.     N/A
  ----------------------------------------------------------------------------------------------------------------------------------
  6.     TOTAL  PAYMENTS
         TO  PROFESSIONALS                                         $ 0                  $ 0                  $ 0             $ 0
  ----------------------------------------------------------------------------------------------------------------------------------

  * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

  ----------------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
  ----------------------------------------------------------------------

  ------------------------------------------------------------------------------
                                             SCHEDULED     AMOUNTS
                                              MONTHLY        PAID       TOTAL
                                             PAYMENTS       DURING     UNPAID
                      NAME OF CREDITOR         DUE           MONTH  POSTPETITION
  ------------------------------------------------------------------------------
  1.     City of Hollister - Building Rent   $ 2,395       $ 2,334      $ 0
  ------------------------------------------------------------------------------
  2.     Other                               various       $   676      $ 0
  ------------------------------------------------------------------------------
  3.     N/A
  ------------------------------------------------------------------------------
  4.     N/A
  ------------------------------------------------------------------------------
  5.     N/A
  ------------------------------------------------------------------------------
  6.     TOTAL                               $ 2,395       $ 3,010      $ 0
  ------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
----------------------------------------
CASE NAME: OK Turbines, Inc.                        ACCRUAL BASIS-7
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42146-BJH-11                   02/13/95, RWD, 2/96
----------------------------------------
                                               MONTH: December 2001
                                                      -------------

----------------------------
QUESTIONNAIRE
-------------------------------------------------------------------------------------------------
                                                                               YES           NO
-------------------------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                       X
-------------------------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                               X
-------------------------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                                         X
-------------------------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                                   X
-------------------------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                                   X
-------------------------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                             X
-------------------------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                                                X
-------------------------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                         X
-------------------------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                               X
-------------------------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                                              X
-------------------------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                                        X
-------------------------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                          X
-------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 1 - all inventory and fixed assets were sold on 12/19/01 to Doug Kalitta.
--------------------------------------------------------------------------------
  Proceeds of the sale were paid into the account of Kitty Hawk Charters (Case
--------------------------------------------------------------------------------
  #400-42143). Some of the funds were placed into escrow and the remainder of
--------------------------------------------------------------------------------
  the funds were sent to WFB to pay down the revolving credit facility.
--------------------------------------------------------------------------------

----------------------------
INSURANCE
                                                                               YES           NO
-------------------------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                   X
-------------------------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                     X
-------------------------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


-------------------------------------------------------------------------------------------------
                                     INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------------------------
          TYPE OF                                                                 PAYMENT AMOUNT
          POLICY                     CARRIER             PERIOD COVERED            & FREQUENCY
-------------------------------------------------------------------------------------------------
     See Kitty Hawk, Inc. Case #400-42141
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

  ============================================================================

  -----------------------------------------------
  CASE  NAME: OK Turbines, Inc.                  FOOTNOTES SUPPLEMENT
  -----------------------------------------------

  -----------------------------------------------
  CASE  NUMBER: 400-42146-BJH-11                    ACCRUAL BASIS
  -----------------------------------------------

                                          MONTH:    December 2001
                                                 --------------------


 -----------------------------------------------------------------------------
 ACCRUAL BASIS  LINE                  FOOTNOTE / EXPLANATION
  FORM NUMBER  NUMBER
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
      3          12   All payroll is paid out of Kitty Hawk Charters, Inc.
 -----------------------------------------------------------------------------
                 13     (Case #400-42142) and allocated to the Company.
 -----------------------------------------------------------------------------
                        Related payroll taxes are disbursed out of and
 -----------------------------------------------------------------------------
                        reported at KH Charters.
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
      6               All Professional fees related to the Reorganization of
 -----------------------------------------------------------------------------
                        the Company are disbursed out of Kitty Hawk, Inc.
 -----------------------------------------------------------------------------
                        (Parent Company). Refer to Case # 400-42141
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
      7               All insurance plans related to the Company are carried
 -----------------------------------------------------------------------------
                        at Kitty Hawk, Inc. (Parent Company). Refer to Case #
 -----------------------------------------------------------------------------
                        400-42141.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
   General            All inventory and fixed assets were sold on 12/19/01.
                      Operations have ceased.
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
==============================================================================

CASE NAME: OK Turbines, Inc.

CASE NUMBER: 400-42146-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                             December 2001


8.    OTHER (ATTACH LIST)                                $ 2,439,899 Reported
                                                         -----------------------
           Intercompany Receivables                        2,439,899
                                                         -----------------------
                                                           2,439,899 Detail
                                                         -----------------------
                                                                   - Difference


ACCRUAL BASIS-2

21    OTHER (ATTACH LIST)                                $ 2,255,502 Reported
                                                         -----------------------
           Loss on sale of assets                          2,255,502
                                                         -----------------------
                                                           2,255,502 Detail
                                                         -----------------------
                                                                   - Difference


ACCRUAL BASIS-3

8.    OTHER (ATTACH  LIST)                               $        22 Reported
                                                         -----------------------
           Recover NSF                                             -
           Refunds                                                22
                                                         -----------------------
                                                                  22 Detail
                                                         -----------------------
                                                                   - Difference


25.   OTHER (ATTACH LIST)                                    158,386 Reported
                                                         -----------------------
           Freight                                             6,212
           Fuel                                                  437
           Licenses and Fees                                     315
           Outside Services                                    2,787
           Refunds                                             1,045
           Subscription                                        2,759
           Transfer to KH Charters                           144,831
                                                         -----------------------
                                                             158,386 Detail
                                                         -----------------------
                                                                   - Difference